UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2026 (April 27, 2026)

SDR Drone, Inc.

 (Exact name of registrant as specified in its charter)

Florida	000-56477	34-2001531
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 US Highway 1, North Palm Beach, Florida 33408

(Address of principal executive offices)

(877) 646-4833

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 28, 2026, SDR Drone, Inc., a Florida corporation (the “Company”), filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which included restated financial statements for the fiscal year ended December 31, 2024. The accompanying independent auditor’s report, issued by the Company’s current auditor, Integritat CPA, was dated April 27, 2026, and disclosed that the 2024 financial statements had been restated to correct certain misstatements. As a result, Management determined that the affected previously issued financial statements for the year ended December 31, 2024, should no longer be relied upon. The Company’s originally filed Annual Report on Form 10-K for the fiscal year ended December 31, 2024, included the report of the Company’s predecessor auditor.

During May 2026, additional information relating to certain matters affecting the Company’s previously issued financial statements came to the attention of Management and Integritat CPA subsequent to the date of Integritat CPA’s April 27, 2026, audit report. The resulting misstatements were determined to be material and principally related to an understatement of convertible notes payable and reassessed accrued interest and derivative liabilities, with the conversion-related fair value adjustment treated as a capital transaction and a subsequent adjustment to the derivative liabilities. As a result, Management determined that the affected previously issued financial statements for the years ended December 31, 2025 and 2024, and the related audit report, should no longer be relied upon. Integritat CPA separately evaluated the effect of the additional information on its previously issued audit report and performed additional procedures in connection with the restatement.

The Company subsequently restated its financial statements as of and for the years ended December 31, 2025 and 2024. On May 28, 2026, the Company filed Amendment No. 1 to its Annual Report on Form 10-K/A containing the restated financial statements and the dual-dated report of Integritat CPA. More specifically, the report is dated April 27, 2026, except for the matters described in Notes 2, 5, 7, 10, 16, 17, 18 and 19, as to which the date is May 27, 2026.

Financial Statements That Should No Longer Be Relied Upon.

Fiscal Year 2025: The audited consolidated financial statements of the Company as of and for the year ended December 31, 2025, as originally issued and included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on April 28, 2026, together with the report of Integritat CPA (PCAOB ID 6624) dated April 27, 2026, relating to such financial statements.

Fiscal Year 2024: The audited consolidated financial statements of the Company as of and for the year ended December 31, 2024, as originally issued and included in the Company’s Annual Report on Form 10-K filed with the Commission on March 27, 2025, together with the report of Olayinka Oyebola & Co. dated March 25, 2025, relating to such financial statements.

Interim Periods: The unaudited condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025, and September 30, 2025, filed with the Commission on July 14, 2025, September 24, 2025, and November 20, 2025, respectively, in each case to the extent those reports present the consolidated balance sheet as of December 31, 2024, or comparative amounts for the corresponding periods of fiscal year 2024, and the completed interim reviews of those periods.

Restated Financial Statements. The restated consolidated financial statements for the year ended December 31, 2024, are included, as comparative amounts, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on April 28, 2026. The restated consolidated financial statements for the years ended December 31, 2025, and December 31, 2024, are included in Amendment No. 1 to that Annual Report on Form 10-K/A filed with the Commission on May 28, 2026, which contains the report of Integritat CPA dual dated April 27, 2026, except for the matters described in Notes 2, 5, 7, 10, 16, 17, 18 and 19, as to which the date is May 27, 2026. Investors should refer to the restated financial statements included in the Form 10-K/A filed May 28, 2026, and should no longer rely on the previously issued financial statements and interim quarter review identified above. Investor should also refer to the subsequently filed Forms 10-Q for the Company’s updated interim financial information.

Facts Underlying The Conclusion – Fiscal Year 2025, Audit Report Originally Dated April 27, 2026, Issued By Integritat CPA. The errors in the previously issued financial statements for the year ended December 31, 2025, related to the accounting for convertible notes payable, accrued interest, the change in fair value of derivative liabilities, loss on issuance of debt, debt discount, amortization of debt discount and stockholders’ equity, and the related effects on the consolidated statement of operations. Specifically:

●	a convertible note payable issued July 8, 2025, was understated by $25,000 of principal and $1,138 of accrued interest, the correction of which increased convertible notes payable by $25,000, increased accrued interest by $1,138, decreased the change in fair value of derivative liabilities by $25,000, and increased interest expense and net loss by $1,138; and

●	upon conversion of convertible debt, the fair value adjustment of the related derivative liability was recorded to the change in fair value of derivative liabilities rather than to additional paid-in capital, the correction of which decreased the change in fair value of derivative liabilities by $1,433,682 and increased additional paid-in capital by $1,519,614, as the derivative’s fair value change at the settlement date is characterized as a part of a capital transaction rather than as an income statement event; and a redetermination of derivative liabilities increased derivative liabilities by $31,762, increased debt discount by $8,291, increased loss on issuance of convertible debt by $51,471 and increased amortization of debt discount by $57,933.

The aggregate effect of these corrections was to increase net loss for the year ended December 31, 2025, by $1,569,224 due to reclassification of derivatives to additional paid-in capital and to increase accumulated deficit at December 31, 2025, by the same amount, from $3,745,941 as previously reported to $5,315,165 as restated.

Facts Underlying The Conclusion – Fiscal Year 2024, Audit Report Originally Dated March 25, 2025, Issued By Olayinka Oyebola & Co. The errors in the previously issued financial statements for the year ended December 31, 2024, consisted of the following seven error corrections:

● Revenue recognition and accounts receivable. Revenue was recognized for which the performance obligation criteria of ASC Topic 606 had not been satisfied. The correction decreased revenue by $555,195 and decreased accounts receivable by $555,195.

● Allowance for credit loss on note receivable. The carrying value of a note receivable, including accrued interest, of $105,326 was written to zero and bad debt expense was increased by the same amount.

● Misclassification of cash and related party amounts. Cash attributable to a related party and not an asset of the Company was recorded as an asset. The correction decreased cash by $52,355, decreased revenue by $52,355 and increased related party liabilities by $30,002.

● Unaccrued interest expense. A period-end cutoff error resulted in unaccrued interest. The correction increased accrued interest payable and interest expense by $18,205.

● Unaccrued vendor obligations – continuing operations. A period-end cutoff error resulted in unaccrued vendor obligations. The correction increased accounts payable and accrued liabilities by $139,543.

● Unaccrued vendor obligations – discontinued operations. The correction increased liabilities of discontinued operations by $4,388.

● Accrued compensation. Payroll payments were not applied against the related accrual, resulting in duplicate expense. The correction decreased accrued liabilities and payroll expense by $56,666.

The aggregate effect of these corrections was to increase net loss for the year ended December 31, 2024, by $826,206 and to increase accumulated deficit at December 31, 2024, from $3,096,015 as previously reported to $3,922,221 as restated. Restated basic and diluted net loss per share for the year ended December 31, 2024, was $(0.56). The corrections had no effect on periods prior to the year ended December 31, 2024.

The restated financial statements for the year ended December 31, 2024, also reflect the presentation of the Company’s former Jubilee Intel, LLC operations as a discontinued operation under ASC Topic 205-20 and the retroactive adjustment of all share and per-share data for the Company’s 1-for-500 reverse stock split under ASC Topic 260-10. Neither of those items constitutes a correction of an error, nor does either form a basis for the non-reliance conclusion described in this Item 4.02.

Discussion With the Independent Registered Public Accounting Firm. The underlying matters were discussed with Integritat CPA and additional procedures were performed. Management determined that the misstatements were material and that the affected previously issued financial statements and related audit reports should no longer be relied upon. Integritat CPA separately evaluated the effect of the matters on its previously issued audit reports. The matters were subsequently addressed through the restatement of the affected financial statements and the issuance or reissuance, as applicable, of Integritat CPA’s audit reports, including its dual-dated report dated April 27 and May 27, 2026.

Internal Control Over Financial Reporting. As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in Amendment No. 1 thereto, management concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2025, and that the Company’s internal control over financial reporting was not effective as of that date, in each case as a result of the following material weaknesses: (i) the Company does not have appropriate accounting personnel to maintain segregation of duties, to ensure the timely and accurate entry of transactions, or to properly account for complex or unusual transactions; (ii) the Company does not have an independent audit committee in place; and (iii) the Company has not completed a documented assessment of the design and operating effectiveness of its internal control over financial reporting. The errors described in this Item 4.02 are attributable to those material weaknesses.

In June 2026, the Company’s Board of Directors established an Audit Committee. The Audit Committee has begun to analyze the circumstances surrounding the financial statements issued during Non-Reliance Periods and intends to recommend remediation measures to the full Board of Directors during the fourth quarter of 2026.

Timing of This Report. The Company did not file a Current Report on Form 8-K under Item 4.02 within four business days after each applicable non-reliance determination was made on April 27, and May 27, 2026. The Company is filing this Current Report to report such determination.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2026.	SDR DRONE, INC.

	By:	/s/ Cho Sun Sik
Cho Sun Sik
Co-Chief Executive Officer

	By:	/s/ Dong Wook Chung
Dong Wook Chung
Co-Chief Executive Officer